UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 11, 2016

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ ⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐ ⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ ⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02.

Entry into a Material Definitive Agreement.

On November 11, 2016, the stockholders of Independence Holding Company (the “Company”) approved the Independence Holding Company 2016 Stock Incentive Plan (the “Plan) at the Company’s Annual Meeting of Stockholders.  A description of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2016 (the “Proxy Statement”) in the section entitled “Summary of 2016 Stock Incentive Plan,” which description is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to the Proxy Statement as Appendix A and which is incorporated in Item 9.01 of this Current Report on Form 8-K by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Independence Holding Company 2016 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2016)

10.2

Form of Stock Option Agreement*

10.3

Form of Restricted Share Unit Award Agreement*

10.4

Form of Share Appreciation Rights Award Agreement*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Dated:

November 16, 2016

By:   /s/ Loan Nisser
Name:  Loan Nisser
Title:  Vice President and Secretary